                                                                    Exhibit 99.1

                      [RENAISSANCERE HOLDINGS LOGO OMITTED]


    RENAISSANCERE REPORTS RECORD OPERATING EARNINGS OF $524 MILLION FOR 2003,
        OR $7.38 OPERATING EPS; RECORD QUARTERLY OPERATING EPS OF $2.13

    $605 MILLION NET INCOME FOR 2003, OR EPS OF $8.52 FOR 2003; EPS OF $2.25
                         FOR THE FOURTH QUARTER OF 2003

              INDIVIDUAL RISK PREMIUM GROWS TO $447 MILLION IN 2003
                        COMPARED TO $283 MILLION IN 2002

           MANAGED SPECIALTY REINSURANCE PREMIUM GROWS TO $292 MILLION
                    IN 2003 COMPARED TO $247 MILLION IN 2002

            MANAGED CATASTROPHE PREMIUM OF $720 MILLION FOR THE FULL YEAR 2003, COMPARED WITH $717 MILLION FOR FULL YEAR 2002

           ACHIEVES FULL YEAR 2003 OPERATING RETURN ON EQUITY OF 29.2%


PEMBROKE, BERMUDA, FEBRUARY 3, 2004 -- RenaissanceRe Holdings Ltd. (NYSE: RNR) today reported $151.4 million in fourth quarter net operating income available to common shareholders, compared to $105.8 million in the fourth quarter of 2002. Operating income excludes realized investment gains (losses) of $8.6 million and ($3.6) million in the fourth quarters of 2003 and 2002, respectively. Operating income per common share grew to $2.13 in the fourth quarter of 2003, from $1.50 per common share in the fourth quarter of 2002. Net income available to common shareholders rose 57% to $160.0 million or $2.25 per common share in the quarter, from $102.2 million or $1.45 per common share for the same quarter of 2002.

For the year ended December 31, 2003, net operating income available to common shareholders was $524.1 million or $7.38 per common share, compared to $363.8 million or $5.18 per common share for 2002. Operating income excludes realized investment gains of $80.5 million and $10.2 million for the years ended December 31, 2003 and 2002, respectively, and, in 2002, the cumulative effect of a change in accounting principle of $9.2 million relating to goodwill. Net income available to common shareholders for the year ended December 31, 2003 was $604.6 million or $8.52 per common share, compared to $364.8 million or $5.20 per common share for 2002.

James N. Stanard, Chairman and CEO, commented: "Renaissance delivered another year of outstanding financial results in 2003, our tenth full year in business, with an operating return on equity of 29%. To my knowledge, we have had the best operating return on equity in the property/casualty business over the last ten years. From our roots in catastrophe reinsurance, we've increasingly applied our proven analytic skills and underwriting discipline in new areas of the market, developing a significant and profitable presence in specialty reinsurance and individual risk."

Mr. Stanard added: "Looking into 2004, we anticipate strong growth in our specialty reinsurance premium and our individual risk premium. We now expect that our catastrophe reinsurance business will experience modest declines in gross premiums, as we are committed to maintaining our hurdle rates in an environment of declining prices. We are maintaining our operating earnings guidance for 2004 at $6.10 to $6.50 per share, assuming normal catastrophe activity."

This Press Release includes certain non-GAAP financial measures including "operating income," "operating EPS or operating income per common share," "operating return on equity," "managed catastrophe premium" and "summary of income from joint venture relationships." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data.

Gross premiums written for the fourth quarter of 2003 were $171.2 million, compared to $159.3 million for the same quarter of 2002. Net premiums written for the fourth quarter of 2003 were $165.4 million, versus $153.4 million for the same quarter of 2002. Net premiums earned for the fourth quarter of 2003 were $299.4 million, compared to $234.5 million for the same quarter of 2002. Those premiums include $10.2 million of gross written premiums and $9.0 of net written premiums and $47.3 million of net premiums earned by the Company's consolidated joint venture, DaVinci Re during the fourth quarter of 2003, compared to $19.3 million of gross and net written premiums and $52.9 million of net premiums earned by DaVinci Re during the fourth quarter of 2002.

Gross premiums written for the year ended December 31, 2003 were $1,382.2 million, compared to $1,173.0 million for 2002. Net premiums written for the year ended December 31, 2003 were $1,152.5 million, compared to $923.7 million for 2002. Net premiums earned for 2003 were $1,115.7 million, compared to $760.9 million for 2002. Those premiums include $178.9 million of gross written premiums, $184.0 million of net written premiums and $193.0 million of net premiums earned by DaVinci Re during 2003, compared to $187.8 million of gross written premiums, $185.6 million of net written premiums and $153.0 million of net premiums earned by DaVinci Re for 2002.

Total Managed Catastrophe Premiums Written, representing gross catastrophe premiums written by Renaissance Reinsurance and by related joint ventures, were $42.6 million for the fourth quarter, compared to $35.5 million for the same quarter of 2002. Total Managed Catastrophe Premiums Written for 2003 were $720.4 million, compared to $716.5 million for 2002. See the attached supplemental financial data for additional information regarding managed premiums.

Total Individual Risk premiums written during the quarter were $111.5 million, compared to $97.6 million for the same quarter of 2002. Total Individual Risk premiums written for the year ended December 31, 2003 were $446.7 million, a 58% increase from the $282.6 million written for 2002.

Net investment income for the fourth quarter of 2003 was $35.7 million, compared to $29.7 million for the same quarter in 2002. Net investment income for the year ended December 31, 2003 was $129.5 million, compared to $102.7 million for 2002. Net investment income for the fourth quarters of 2003 and 2002 includes net appreciation of $8.3 million and $0.8 million, respectively, related to investments in hedge funds and private equity funds. For the full year of 2003, net appreciation from these investments totaled $21.2 million as compared to a loss of $1.4 million for 2002.

Claims and claim expenses incurred for the quarter ended December 31, 2003 were $88.0 million, or 29.4% of net premiums earned. In comparison, claims and claim expenses incurred for the quarter ended December 31, 2002 were $90.3 million, or 38.5% of net premiums earned. Claims and claim expenses incurred for the year ended December 31, 2003 were $367.7 million or 33.0% of net premiums earned, compared to $289.5 million or 38.1% of net premiums earned for 2002. During the quarter, the Company recorded favorable development on prior period reserves of $45.1 million or a benefit of 15.1 points to the Company's quarterly loss ratio. For the year ended December 31, 2003, the Company recorded favorable development on prior period reserves of $95.1 million, or a benefit of 8.5 points to the Company's 2003 loss ratio. See the attached supplemental financial data for additional information regarding loss reserves by segment.

During the quarter the Company's expense ratio increased to 24.5% compared to 22.1% for the fourth quarter of 2002. The increase in the expense ratio primarily relates to increased premiums from the Company's Individual Risk segment, which typically generates higher expense ratios as compared with the Company's reinsurance operations.

During the quarter, income from the DaVinci joint venture and other fee income on managed cat business was $36.6 million, compared to $31.8 million during the fourth quarter of 2002. Of this, $21.6 million was generated from fees and profit commissions, compared to $15.8 million in the fourth quarter of 2002, and $13.7 million was generated from the Company's equity pick up from joint ventures, versus $14.6 million in the comparable quarter of 2002. A summary of income from joint venture relationships, which includes aggregate earnings from joint venture activities, fees related to catastrophe business, and miscellaneous other items, is presented in the supplemental disclosures. The principal differences between other income as reported and the summary of income in the supplemental disclosure are that the results of DaVinci Re are reflected as if it were reported under the equity accounting method, and the summary presentation also includes fees earned on certain quota share cessions of catastrophe business by the Company which are recorded on the income statement as a reduction of acquisition and operational expenses.

The Company's cash flows from operations were $821.2 million for the full year 2003, compared with $778.4 million for 2002.

Shareholders' equity attributable to common shareholders was $2.1 billion at December 31, 2003, compared to $1.5 billion at December 31, 2002. Book value per common share at December 31, 2003 was $29.61, compared to $21.39 per common share at December 31, 2002.

RenaissanceRe Holdings Ltd. will host a conference call on Wednesday, February 4, 2003 at 8:00 a.m. (EST) to discuss this release. Live broadcast of the conference call will be available through the Investor Section of RenaissanceRe's website at www.renre.com.

RenaissanceRe Holdings Ltd. (NYSE: RNR), is a global provider of reinsurance and insurance. The Company's business primarily consists of four components: (1) catastrophe reinsurance; (2) specialty reinsurance; (3) catastrophe and specialty reinsurance written for the account of joint ventures Top Layer Reinsurance Ltd. and DaVinci Reinsurance Ltd; and (4) individual risk business which includes primary insurance and quota share reinsurance.

Cautionary Statement under "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this news release contain information about the Company's future business prospects. These statements may be considered "forward-looking." These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future operations results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2002, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2003.

INVESTOR CONTACT:                                     MEDIA CONTACT:
Martin J. Merritt                                     David Lilly or Dawn Dover
Senior Vice President - Finance                       Kekst and Company
RenaissanceRe Holdings Ltd.                           (212) 521-4800
(441) 299-7230

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                    SUMMARY CONSOLIDATED STATEMENTS OF INCOME
         For the three months and years ended December 31, 2003 and 2002
        (in thousands of United States Dollars, except per share amounts)

                                                               QUARTERS ENDED                  YEARS ENDED
                                                        ----------------------------   -----------------------------
                                                        DEC. 31, 2003  DEC. 31, 2002   DEC. 31, 2003   DEC. 31, 2002
                                                        -------------  -------------   -------------   -------------
REVENUES
  Gross premiums written                                 $   171,165    $   159,324     $ 1,382,209     $ 1,173,049
                                                         ===========    ===========     ===========     ===========
  Net premiums written                                   $   165,360    $   153,411     $ 1,152,523     $   923,711
  Decrease (increase) in unearned premiums                   134,010         81,134         (36,780)       (162,806)
                                                         -----------    -----------     -----------     -----------
  Net premiums earned                                        299,370        234,545       1,115,743         760,905
  Net investment income                                       35,719         29,665         129,542         102,686
  Net foreign exchange gains                                   1,788          1,273          13,631           3,861
  Other income                                                 6,348          8,594          27,070          32,821
  Net realized gains (losses) on investments                   8,560         (3,559)         80,504          10,177
                                                         -----------    -----------     -----------     -----------
  TOTAL REVENUES                                             351,785        270,518       1,366,490         910,450

EXPENSES
  Claims and claim expenses incurred                          88,032         90,327         367,744         289,525
  Acquisition expenses                                        54,986         32,925         194,140          95,644
  Operational expenses                                        18,276         18,918          67,397          49,159
  Corporate expenses                                           3,442          3,483          16,043          14,327
  Interest expense                                             4,086          3,423          18,252          13,069
                                                         -----------    -----------     -----------     -----------
  TOTAL EXPENSES                                             168,822        149,076         663,576         461,724
                                                         -----------    -----------     -----------     -----------
Income before minority interest and taxes and change
  in accounting principle                                    182,963        121,442         702,914         448,726
Minority interest - Capital Securities                         2,375          2,182           7,470           7,605
Minority interest - DaVinci                                   15,768         14,415          72,014          55,051
                                                         -----------    -----------     -----------     -----------
Income before taxes and change in accounting principle       164,820        104,845         623,430         386,070
Income tax benefit                                              --              497              18             115
Cumulative effect of a change in accounting
  principle - SFAS 142 - Goodwill                               --             --              --            (9,187)
                                                         -----------    -----------     -----------     -----------
  NET INCOME                                                 164,820        105,342         623,448         376,998
Dividends on preference shares                                 4,862          3,105          18,801          12,184
                                                         -----------    -----------     -----------     -----------
  NET INCOME AVAILABLE TO COMMON SHAREHOLDERS            $   159,958    $   102,237     $   604,647     $   364,814
                                                         ===========    ===========     ===========     ===========
Operating Earnings per Common Share - diluted *          $      2.13    $      1.50     $      7.38     $      5.18
Earnings per Common Share - basic                        $      2.31    $      1.50     $      8.76     $      5.40
Earnings per Common Share - diluted                      $      2.25    $      1.45     $      8.52     $      5.20
Average shares outstanding - basic                            69,341         68,241          69,039          67,555
Average shares outstanding - diluted                          71,202         70,574          71,002          70,211
Claims and claim expense ratio                                  29.4%          38.5%           33.0%           38.1%
Expense ratio                                                   24.5%          22.1%           23.4%           19.0%
                                                         -----------    -----------     -----------     -----------
Combined ratio                                                  53.9%          60.6%           56.4%           57.1%
                                                         ===========    ===========     ===========     ===========
Operating return on average equity (annualized) *               30.2%          29.9%           29.2%           29.0%
                                                         ===========    ===========     ===========     ===========

* Excludes realized gains (losses) on investments and, in 2002, the cumulative effect of a change in accounting principle - SFAS 142 - Goodwill.

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                      SUMMARY CONSOLIDATED BALANCE SHEETS
       (in thousands of United States Dollars, except per share amounts)

                                                                                AS AT
                                                                 ------------------------------------
                                                                 DECEMBER 31, 2003  DECEMBER 31, 2002
                                                                 -----------------  -----------------
ASSETS
Fixed maturity investments available for sale, at fair value
 (Amortized cost $2,880,425 and $2,153,715 at December 31, 2003 and
   December 31, 2002, respectively)                                   $ 2,932,471    $ 2,221,109
Short term investments                                                    660,564        570,497
Other investments                                                         367,187        129,918
Equity investment in reinsurance company, at fair value
  (Cost $84,199 at December 31, 2003 and 2002)                            145,535        120,288
Cash and cash equivalents                                                  63,397         87,067
                                                                      -----------    -----------
  Total investments and cash                                            4,169,154      3,128,879
Premiums receivable                                                       167,996        199,449
Ceded reinsurance balances                                                 56,852         73,360
Losses recoverable                                                        149,201        199,533
Accrued investment income                                                  22,793         25,833
Deferred acquisition costs                                                 75,261         55,853
Other assets                                                               69,982         62,829
                                                                      -----------    -----------
  TOTAL ASSETS                                                        $ 4,711,239    $ 3,745,736
                                                                      ===========    ===========

LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS' EQUITY
LIABILITIES
Reserve for claims and claim expenses                                 $   977,892    $   804,795
Reserve for unearned premiums                                             349,824        331,985
Debt                                                                      350,000        275,000
Reinsurance balances payable                                              131,629        146,732
Other liabilities                                                          52,123         97,013
                                                                      -----------    -----------
  TOTAL LIABILITIES                                                     1,861,468      1,655,525
                                                                      -----------    -----------

Minority interest - Capital Securities                                     84,630         84,630
Minority interest - DaVinci                                               430,498        363,546

SHAREHOLDERS' EQUITY
Preference shares                                                         250,000        150,000
Common shares and additional paid-in capital                              314,414        320,936
Unearned stock grant compensation                                                        (18,468)
Accumulated other comprehensive income                                    113,382         95,234
Retained earnings                                                       1,656,847      1,094,333
                                                                      -----------    -----------
TOTAL SHAREHOLDERS' EQUITY                                              2,334,643      1,642,035
                                                                      -----------    -----------
TOTAL LIABILITIES, MINORITY INTERESTS, AND SHAREHOLDERS' EQUITY       $ 4,711,239    $ 3,745,736
                                                                      ===========    ===========
BOOK VALUE PER COMMON SHARE                                           $     29.61    $     21.39
                                                                      ===========    ===========
COMMON SHARES OUTSTANDING                                                  70,399         69,750
                                                                      ===========    ===========

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                          SUPPLEMENTAL FINANCIAL DATA
                    (in thousands of United States Dollars)

GROSS WRITTEN PREMIUMS                         QUARTERS ENDED              YEARS ENDED
                                        --------------------------- ---------------------------
                                        DEC. 31, 2003 DEC. 31, 2002 DEC. 31, 2003 DEC. 31, 2002
                                        ------------- ------------- ------------- -------------
Renaissance Cat Premium                   $   30,414   $   16,225   $  488,124   $  455,628
Renaissance Specialty Premium                 19,061       26,261      268,506      247,020
                                          ----------   ----------   ----------   ----------
  Total Renaissance Reinsurance Premium       49,475       42,486      756,630      702,648
                                          ----------   ----------   ----------   ----------
DaVinci Cat Premium                            9,588       19,268      155,541      187,822
DaVinci Specialty Premium                        581         --         23,314         --
                                          ----------   ----------   ----------   ----------
  Total DaVinci Reinsurance Premium           10,169       19,268      178,855      187,822
                                          ----------   ----------   ----------   ----------
    Total Reinsurance Premium                 59,644       61,754      935,485      890,470
Individual Risk Premium (1)                  111,521       97,570      446,724      282,579
                                          ----------   ----------   ----------   ----------
    Total Premiums                        $  171,165   $  159,324   $1,382,209   $1,173,049
                                          ==========   ==========   ==========   ==========
Total Managed Cat Premiums (2)            $   42,606   $   35,493   $  720,400   $  716,549
                                          ==========   ==========   ==========   ==========
Total Managed Specialty Premiums          $   19,642   $   26,261   $  291,820   $  247,020
                                          ==========   ==========   ==========   ==========

(1) Includes combined premium ceded to Renaissance and DaVinci of ($3.4) million and nil for the quarters ended December 31, 2003 and 2002 respectively, and $20.8 million and $22.0 million for the twelve months ended December 31, 2003 and 2002, respectively. Such amounts of premium are excluded from the Renaissance and DaVinci premiums shown above.

(2) Total Managed Cat Premiums include Renaissance and DaVinci Cat Premium, as above, and Cat Premium of $2.6 million and nil for the quarters ended December 31, 2003 and 2002, respectively, and $76.7 million and $73.1 million for the twelve months ended December 31, 2003 and 2002, respectively, written on behalf of our joint venture, Top Layer Re.

OTHER INCOME
                                                             QUARTERS ENDED             YEARS ENDED
                                                      --------------------------- ---------------------------
                                                      DEC. 31, 2003 DEC. 31, 2002 DEC. 31, 2003 DEC. 31, 2002
                                                      ------------- ------------- ------------- -------------
As Reported

Fee income                                              $   1,647     $     941     $   7,655      $   3,882
Equity pick up                                              3,334         6,280        21,167         22,339
Other items                                                 1,367         1,373        (1,752)         6,600
                                                        ---------     ---------     ---------      ---------
Total other income - as reported                        $   6,348     $   8,594     $  27,070      $  32,821
                                                        =========     =========     =========      =========

Summary of income from joint venture relationships (3)

Fee income (4)                                          $  21,583     $  15,777     $  76,715      $  54,071
Equity pick up                                             13,662        14,631        61,998         52,110
Other items                                                 1,367         1,373        (1,752)         6,600
                                                        ---------     ---------     ---------      ---------
Total                                                   $  36,612     $  31,781     $ 136,961      $ 112,781
                                                        =========     =========     =========      =========

(3) Reported GAAP presentation adjusted to reflect:
    - fee income and the Company's interest in DaVinci as if DaVinci were accounted for under the equity method
    - other fee income on managed cat business which is reflected on the income statement as a reduction of acquisition and operational expenses
(4) Excludes fee income received on capital invested by RenaissanceRe Holdings.

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                          SUPPLEMENTAL FINANCIAL DATA
       (in thousands of United States Dollars, except percentage amounts)

SEGMENT INFORMATION
                                                                                       QUARTERS ENDED
                                                           ----------------------------------------------------------------------
                                                                       DEC. 31, 2003                       DEC. 31, 2002
                                                           ------------------------------------   -------------------------------
                                                                         INDIVIDUAL                           INDIVIDUAL
                                                           REINSURANCE      RISK        TOTAL     REINSURANCE    RISK       TOTAL
                                                           -----------      ----        -----     -----------    ----       -----
Net premiums earned                                          $204,444     $ 94,926   $  299,370    $195,718     $38,827   $234,545
                                                             ========     ========   ==========    ========     =======   ========
Claims and claim expenses incurred - current accident year   $ 74,320     $ 58,762   $  133,082    $ 89,997     $17,538   $107,535
Claims and claim expenses incurred - prior years              (39,646)      (5,404)     (45,050)    (16,885)       (323)   (17,208)
                                                             --------     --------   ----------    --------     -------   --------
Net claims and claim expenses incurred - total               $ 34,674     $ 53,358   $   88,032    $ 73,112     $17,215   $ 90,327
                                                             ========     ========   ==========    ========     =======   ========
Claims and claim expense ratio - accident year                   36.4%        61.9%        44.5%       46.0%       45.2%      45.8%
                                                             ========     ========   ==========    ========     =======   ========
Claims and claim expense ratio - calendar year                   17.0%        56.2%        29.4%       37.4%       44.3%      38.5%
Expense ratio                                                    17.9%        39.4%        24.5%       19.0%       37.4%      22.1%
                                                             --------     --------   ----------    --------     -------   --------
Combined ratio                                                   34.9%        95.6%        53.9%       56.4%       81.7%      60.6%
                                                             ========     ========   ==========    ========     =======   ========
                                                                                          YEARS ENDED
                                                           ----------------------------------------------------------------------
                                                                       DEC. 31, 2003                       DEC. 31, 2002
                                                           ------------------------------------   -------------------------------
                                                                         INDIVIDUAL                           INDIVIDUAL
                                                           REINSURANCE      RISK        TOTAL     REINSURANCE    RISK       TOTAL
                                                           -----------      ----        -----     -----------    ----       -----
Net premiums earned                                          $809,360     $306,383   $1,115,743    $667,929     $92,976   $760,905
                                                             ========     ========   ==========    ========     =======   ========
Claims and claim expenses incurred - current accident year   $279,334     $183,482   $  462,816    $254,387     $37,133   $291,520
Claims and claim expenses incurred - prior years              (70,137)     (24,935)     (95,072)     (5,071)      3,076     (1,995)
                                                             --------     --------   ----------    --------     -------   --------
Net claims and claim expenses incurred - total               $209,197     $158,547   $  367,744    $249,316     $40,209   $289,525
                                                             ========     ========   ==========    ========     =======   ========
Claims and claim expense ratio - accident year                   34.5%        59.9%        41.5%       38.1%       39.9%      38.3%
                                                             ========     ========   ==========    ========     =======   ========
Claims and claim expense ratio - calendar year                   25.8%        51.7%        33.0%       37.3%       43.2%      38.1%
Expense ratio                                                    18.2%        37.8%        23.4%       16.5%       37.5%      19.0%
                                                             --------     --------   ----------    --------     -------   --------
Combined ratio                                                   44.0%        89.5%        56.4%       53.8%       80.7%      57.1%
                                                             ========     ========   ==========    ========     =======   ========

COMMENTS ON REGULATION G

In addition to the GAAP financial measures set forth in this Press Release, the Company has included certain non-GAAP financial measures in this Press Release within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous earnings releases and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.

The Company uses "operating income" as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. "Operating income" differs from "net income applicable to common shareholders", which the Company believes is the most directly comparable GAAP measure, only by the exclusion of net realized gains and losses on investments and the cumulative effect of a change in accounting principle - goodwill. The Company's management believes that "operating income" is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the registrant's investment portfolio and by removing non-recurring matters such as changes in accounting principles - goodwill, which are not considered by management to be a relevant indicator of business operations. The Company also uses operating income to calculate operating income per common share and operating return on average equity. The following is a reconciliation of 1) net income applicable to common shareholders to operating income; 2) net income per common share to net operating income per common share; and 3) return on average common equity to operating return on average common equity:

                                                                    QUARTERS ENDED                 YEARS ENDED
                                                             ---------------------------- ----------------------------
                                                             DEC. 31, 2003  DEC. 31, 2002 DEC. 31, 2003  DEC. 31, 2002
                                                             -------------  ------------- -------------  -------------
(In thousands of US dollars)
Net income applicable to common shareholders                  $  159,958     $  102,237    $  604,647     $  364,814
  Adjustment for net realized (gains) losses on investments       (8,560)         3,559       (80,504)       (10,177)
  Adjustment for cumulative effect of a change in
    accounting principle - SFAS 142 - Goodwill                      --             --            --            9,187
                                                              ----------     ----------    ----------     ----------
Operating income                                              $  151,398     $  105,796    $  524,143     $  363,824
                                                              ==========     ==========    ==========     ==========

Net income per common share (diluted)                         $     2.25     $     1.45    $     8.52     $     5.20
  Adjustment for net realized (gains) losses on investments        (0.12)          0.05         (1.14)         (0.15)
  Adjustment for cumulative effect of a change in
    accounting principle - SFAS 142 - Goodwill                      --             --            --             0.13
                                                              ----------     ----------    ----------     ----------
Operating income per common share (diluted)                   $     2.13     $     1.50    $     7.38     $     5.18
                                                              ==========     ==========    ==========     ==========

Return on average common equity (annualized)                        31.9%          28.9%         33.7%          29.1%
  Adjustment for net realized (gains) losses on investments         (1.7%)          1.0%         (4.5%)         (0.8%)
  Adjustment for cumulative effect of a change in
    accounting principle - SFAS 142 - Goodwill                      --             --            --               .7%
                                                              ----------     ----------    ----------     ----------
Operating return on average common equity (annualized)              30.2%          29.9%         29.2%          29.0%
                                                              ==========     ==========    ==========     ==========

                                                                    Exhibit 99.1


The Company has also included in this Press Release "managed catastrophe premium". "Managed catastrophe premium" is defined as gross catastrophe premium written by Renaissance Reinsurance and its related joint ventures. "Managed catastrophe premium" differs from total catastrophe premium, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premium written on behalf of our joint venture Top Layer Re, which is accounted for under the equity method of accounting. Refer to supplemental financial data on gross written premiums.

The Company has also included in this Press Release "summary of income from joint venture relationships" which is a non-GAAP financial measure. The principal differences between "summary of income from joint venture relationships" and "other income," which the Company believes is the most directly comparable GAAP measure, are that the results of DaVinci Reinsurance Ltd., a joint venture the financial results of which are consolidated in the Company's financial statements, are reflected in "summary of income from joint venture relationships" as if reported under the equity accounting method, and that this presentation also includes fees earned on certain quota share cessions of catastrophe business by the Company which are reflected on its income statement as a reduction of acquisition and operational expenses.